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WORLD OMNI FINANCIAL CORP.
WORLD OMNI MASTER OWNER TRUST
SERIES 1999-VFN SUPPLEMENT, SERIES 2000-1 SUPPLEMENT
CERTIFICATE DATE AS OF :                                                     October 15, 2000
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                                                                    For Month of:
POOL BALANCE:                                                       September, 2000
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
Pool Balance, beginning of month                                    $782,764,391.57

Pool Balance, end of month                                          $765,411,922.83

Pool Balance, average                                               $756,225,090.33

Required Pool Balance, end of month                                 $765,411,922.83



COLLECTIONS & SERIES ALLOCATIONS                                    Month of:
                                                                    September , 2000

Series Allocable Principal Collections
   Series 1999-VFN                                                  $ -
   Series 2000-1                                                    $508,444,261.69
                                                                    $508,444,261.69

Series Allocable Non-Principal Collections
   Series 1999-VFN                                                  $ -
   Series 2000-1                                                    $  6,240,120.56
                                                                    $  6,240,120.56

Series Allocable Miscellaneous Payments
   Series 1999-VFN                                                  $ -
   Series 2000-1                                                    $ -
                                                                    $ -

Investment Proceeds
   Series 1999-VFN                                                  $ -
   Series 2000-1                                                    $     56,094.94
                                                                    $     56,094.94


CONTROLLED DEPOSIT AMOUNT FOR COLLECTION PERIOD                     Month of:
                                                                    September , 2000

1999-VFN                                                            $          0.00
Series 2000-1 Class A                                               $          0.00
Series 2000-1 Class B                                               $          0.00


ALLOCATION PERCENTAGES FOR COLLECTION PERIOD                        First day of:
                                                                    September , 2000

Series Allocation Percentages
     Series 1999-VFN                                                           0.00%
     Series 2000-1                                                           100.00%

Floating Allocation Percentages
     Series 1999-VFN                                                           0.00%
     Series 2000-1                                                            89.32%

Principal Allocation Percentages
     Series 1999-VFN                                                           0.00%
     Series 2000-1                                                             0.00%


ALLOCATIONS OF SERIES ALLOCABLE AMOUNTS WITHIN SERIES               Month of:
                                                                    September , 2000


Series 1999-VFN

Series Allocable Principal Collections
Excess Certificateholder Percentage:                                          $0.00
Floating Allocation Percentage:                                               $0.00
Cert. Percentage minus Excess Cert. Percentage:                               $0.00
                                                                              $0.00

Series Allocable Non-Principal Collections
Excess Certificateholder Percentage:                                          $0.00
Floating Allocation Percentage:                                               $0.00
Cert. Percentage minus Excess Cert. Percentage:                               $0.00
                                                                              $0.00

Series 2000-1

Series Allocable Principal Collections
Excess Certificateholder Percentage:                                $    414,140.53
Floating Allocation Percentage:                                     $454,147,214.86
Cert. Percentage minus Excess Cert. Percentage:                     $ 53,882,906.30
                                                                    $508,444,261.69

Series Allocable Non-Principal Collections
Excess Certificateholder Percentage:                                $      5,082.73
Floating Allocation Percentage:                                     $  5,573,734.60
Cert. Percentage minus Excess Cert. Percentage:                     $    661,303.23
                                                                    $  6,240,120.56


                                                                    Paid on:
MONTHLY DISTRIBUTIONS                                               October 16, 2000

Principal Distributions to Investors
     Series 1999-VFN                                                $ -
     Series 2000-1 Class A                                          $ -
     Series 2000-1 Class B                                          $ -

Principal Distributions to Investors - $ per thousand
     Series 1999-VFN                                                $          0.00000000
     Series 2000-1 Class A                                          $          0.00000000
     Series 2000-1 Class B                                          $          0.00000000

Monthly Interest to Investors
     Series 1999-VFN                                                $     19,125.00
     Series 2000-1 Class A                                          $  3,758,351.74
     Series 2000-1 Class B                                          $    328,813.13

Monthly Interest to Investors - $ per thousand
     Series 1999-VFN                                                $ -
     Series 2000-1 Class A                                          $          5.81788194
     Series 2000-1 Class B                                          $          6.08913194


Rated Variable Funding Increased Cost Amounts
     Series 1999-VFN                                                $          0.00

Noteholder Monthly Servicing Fee
     Series 1999-VFN                                                $          0.00
     Series 2000-1                                                  $    582,643.79

Reserve Fund Deposit Amount
     Series 1999-VFN                                                $          0.00
     Series 2000-1                                                  $          0.00

Investor Default Amount
     Series 1999-VFN                                                $          0.00
     Series 2000-1                                                  $          0.00

Monthly Dilution Amount
     Series 1999-VFN                                                $          0.00
     Series 2000-1                                                  $          0.00

Noteholder Charge-Off Reversal Amount
     Series 1999-VFN                                                $          0.00
     Series 2000-1                                                  $          0.00

Investor Default Amount and Monthly Dilution Amount Not Previously Reinstated
     Series 1999-VFN                                                $          0.00
     Series 2000-1                                                  $          0.00

Carry-Over Amount
     Series 2000-1 Class A                                          $          0.00
     Series 2000-1 Class B                                          $          0.00


MONTHLY DISTRIBUTIONS (Cont.)                                       Paid on:
                                                                    October 16, 2000

Unrated Variable Funding Increased Cost Amounts
     Series 1999-VFN                                                $          0.00

Previously waived servicing fee
     Series 1999-VFN                                                $          0.00
     Series 2000-1                                                  $          0.00

Collections Released to Cert. during Collection Period              $509,110,647.65

Excess Distributed to Cert. on Payment Date                         $    940,895.89

FUNDED AND INVESTED AMOUNTS:                                        Last day of:
                                                                    September , 2000

SERIES 1999-VFN SUPPLEMENT
Initial Funded Amount                                               $600,000,000.00
Incremental Funded Amounts (Cumulative)                             $ 35,000,000.00
Principal Distributed to Investors (Cumulative)                     $635,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)                      $          0.00
   Funded Amount                                                    $          0.00

Series Excess Funding Amount                                        $          0.00
Principal Funding Account Balance                                   $          0.00
   Invested Amount                                                  $          0.00

SERIES 2000-1 SUPPLEMENT CLASS A
Initial Invested Amount                                             $646,000,000.00
Principal Distributed to Investors (Cumulative)                     $          0.00
Principal Funding Account Balance                                   $          0.00
Unreimbursed Investor Charge Offs (Cumulative)                      $          0.00
Series Excess Funding Amount                                        $ 12,492,609.08
   Invested Amount                                                  $633,507,390.92

SERIES 2000-1 SUPPLEMENT CLASS B
Initial Invested Amount                                             $ 54,000,000.00
Principal Distributed to Investors (Cumulative)                     $          0.00
Principal Funding Account Balance                                   $          0.00
Unreimbursed Investor Charge Offs (Cumulative)                      $          0.00
Series Excess Funding Amount                                        $          0.00
   Invested Amount                                                  $ 54,000,000.00

BALANCES AS OF PAYMENT DATE                                         As of:
                                                                    October 16, 2000

Series 1999-VFN
   Reserve Fund Balance                                             $          0.00
   Reserve Fund Deficiency Amount                                   $          0.00
   Principal Funding Account Balance                                $          0.00
   Outstanding Principal Balance                                    $          0.00

Series 2000-1
   Reserve Fund Balance                                             $  3,500,000.00
   Reserve Fund Deficiency Amount                                   $          0.00
   Principal Funding Account Balance                                $          0.00
   Outstanding Principal Balance, Class A                           $646,000,000.00
   Outstanding Principal Balance, Class B                           $ 54,000,000.00


TRUST INCREMENTAL SUBORDINATED AMOUNT                               Last day of:
     To be used in the following month's computations.              September , 2000

Pool Total Components of Excess Receivables:
     Used Vehicles                                                  $ 96,562,397.09
     Finance Hold Receivables (for Credit Reasons Only)             $  8,616,876.78
     Delayed Payment Program                                        $    936,878.95

Pool Limits on Components of Excess Receivables:
     Used Vehicles                                                  $191,352,980.71
     Finance Hold Receivables                                       $          0.00
     Delayed Payment Program                                        $ 15,308,238.46

Total Excess Receivables                                            $  8,616,876.78

Overconcentration Amount                                            $ 12,309,144.44

Ineligible Amount                                                   $          0.00

Trust Incremental Subordinated Amount                               $ 20,926,021.22


POOL SERIES SUBORDINATED AMOUNTS                                    As of:
                                                                    September 30, 2000

Series Incremental Subordinated Amount
     Series 1999-VFN                                                $          0.00
     Series 2000-1                                                  $ 17,614,407.33

Required Subordinated Amount
     Series 1999-VFN                                                $          0.00
     Series 2000-1                                                  $ 77,397,658.72

Available Subordinated Amount
     Series 1999-VFN                                                $          0.00
     Series 2000-1                                                  $ 77,397,658.72


CHARGE OFFS                                                         For Month of:
                                                                    September , 2000

Defaulted Receivables                                               $      6,926.00

Investor/Noteholder Defaulted Amount
   Series 1999-VFN                                                  $          0.00
   Series 2000-1                                                    $          0.00

Deficiency Amount
   Series 1999-VFN                                                  $          0.00
   Series 2000-1                                                    $          0.00

Required Draw Amount
   Series 1999-VFN                                                  $          0.00
   Series 2000-1                                                    $          0.00

Investor/Noteholder Charge-Off's
   Series 1999-VFN                                                  $          0.00
   Series 2000-1                                                    $          0.00


INTEREST AND PRINCIPAL SHORTFALLS (CUMULATIVE)                      As of:
                                                                    October 16, 2000

Interest Shortfalls as of Current Payment Date
     Series 1999-VFN                                                $          0.00
     Series 2000-1 Class A                                          $          0.00
     Series 2000-1 Class B                                          $          0.00

Change in Interest Shortfalls from Previous Payment Date
     Series 1999-VFN                                                $          0.00
     Series 2000-1 Class A                                          $          0.00
     Series 2000-1 Class B                                          $          0.00

Principal Shortfalls as of Current Payment Date
     Series 1999-VFN                                                $          0.00
     Series 2000-1 Class A                                          $          0.00
     Series 2000-1 Class B                                          $          0.00

Change in Principal Shortfalls from Previous Payment Date
     Series 1999-VFN                                                $          0.00
     Series 2000-1 Class A                                          $          0.00
     Series 2000-1 Class B                                          $          0.00



INTEREST RATE FOR NEXT PAYMENT DATE                                 As of:
                                                                    October 16, 2000

1999-VFN Estimated                                                             6.8700000%
Series 2000-1 Class A                                                          6.7550000%
Series 2000-1 Class B                                                          7.0700000%


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